Exhibit 10.1

FOURTH AMENDMENT TO
GROUP 1 AUTOMOTIVE, INC.
DEFERRED COMPENSATION PLAN
AS AMENDED AND RESTATED
EFFECTIVE JANUARY 1, 2008

Effective April 1, 2018

WHEREAS, GROUP 1 AUTOMOTIVE, INC. (the “Company”) has heretofore adopted the GROUP 1 AUTOMOTIVE, INC. DEFERRED COMPENSATION PLAN AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2008 (the “Plan”);

WHEREAS, the Company desires to amend the Plan to adopt administrative claims procedures as described in Section 8.4(i) of the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows:

I.Effective as of April 1, 2018, the following shall be added to the end of Section 8.5 – Claims Review of the Plan:

“(the “Administrative Claims Procedures”). Such Administrative Claims Procedures are set forth as Annex I and attached hereto.”

II.These Administrative Claims Procedures shall be effective April 1, 2018 and shall remain in effect until revoked or amended by the Committee.

III.For the avoidance of doubt, the amendments to the Plan set forth in this instrument shall be inapplicable to the Grandfathered Subaccounts.

IV.Capitalized terms used but not defined in this instrument shall have the meanings attributed to such terms in the Plan.

V.As amended hereby, the Plan is specifically ratified and reaffirmed.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this 15 day of August 2018, effective for all purposes as provided above.

Group 1 Automotive, Inc.
Deferred Compensation Plan
Administrative Committee

/s/ Earl J. Hesterberg
Earl J. Hesterberg

/s/ John Rickel
John C. Rickel

/s/ Darryl M. Burman
Darryl M. Burman

Annex I

GROUP 1 AUTOMOTIVE, INC.
DEFERRED COMPENSATION PLAN
ADMINISTRATIVE CLAIMS PROCEDURES

Under the terms of the Group 1 Automotive, Inc. Deferred Compensation Plan (the "Plan"), the Committee hereby adopts the following administrative claims procedures. Member claims with respect to the Plan shall be made and processed in accordance with these procedures. References in these administrative claims procedures to the “Committee” shall mean the administrative committee established by the Compensation Committee to administer the Plan or, if no such committee has been established, the Compensation Committee of the Board.

(a)General Claims Procedures.

(i)Claims for benefits other than disability benefits under the Plan may be made by a Member or a Beneficiary of a Member (the "Claimant") on forms supplied by the Committee. Written or electronic notice of the disposition of a claim shall be furnished to the Claimant by the Committee within ninety (90) days after the application is filed with the Committee, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one-hundred eighty (180) days after the application is filed with the Committee; and, in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subsection (a)(2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the Claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the Claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

(ii)If a claim subject to this section (a) is denied (either in the form of a written denial or by the failure of the Committee, within the required time period, to notify the Claimant of the action taken), a Claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Committee in writing for a full and fair review of the denial, during which time the Claimant or his duly authorized representative shall have the right to review pertinent documents and to submit issues and comments in writing. The Committee shall promptly review the claim and shall make a decision not later than sixty (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension. The decision of the review shall be in writing and

Annex I

shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the Plan provisions on which the decision is based.

(b)Disability Claims Procedures.

(i)Claims for disability benefits may be made by a Claimant on forms supplied by the Committee. Written or electronic notice of the disposition of the disability benefit claim shall be furnished to the Claimant by the Committee within forty-five (45) days after the claim is filed with the Committee, which may be extended by the Committee for up to thirty (30) days, if (A) the Committee determines that such an extension is necessary due to matters beyond the control of the Plan, and (B) the Claimant is notified prior to the expiration of the initial 45-day period of the circumstances requiring the extension of time and the date by which the Plan expects to render a decision. If, prior to the end of the first 30-day extension period the Committee determines that, due to matters beyond the control of the Plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty (30) days, provided that the Claimant is notified prior to the expiration of the first 30-day extension period, of the circumstances requiring the extension and the date as of which the Plan expects to render a decision. In the case of any such extension, the notice of extension shall explain the standards on which entitlement to a disability benefit is based, the unresolved issues that prevent a decision on the claim, the additional information needed to resolve those issues, and that the Member shall be afforded at least forty-five (45) days within which to provide the specified information.

(ii)In the event the disability benefit claim is denied, the denial shall be written in a manner calculated to be understood by the Claimant and shall include: the specific reasons for the denial; specific reference to pertinent Plan provisions on which the denial is based; a description of the additional material or information, if any, necessary for the Claimant to perfect the disability benefit claim; an explanation of why such material or information is necessary; and an explanation of the disability benefit claim review procedure. In addition, in the case of a disability benefit claim, the denial shall also include:

(A)    A discussion of the adverse benefit determination decision, including an explanation of the basis for disagreeing with or not following (a) the views presented by the Claimant to the Plan of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant; (b) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and (c) a disability

Annex I

determination regarding the Claimant presented by the Claimant to the Plan made by the Social Security Administration.

(B)    The specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist.

(C)    A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as determined by reference to 29 CFR §2560.503- 1(m)(8)) to the claim for benefits.

(D)    If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the specific or clinical judgment for the determination, applying the terms of the Plan to the disability benefit Claimant's medical circumstances, or a statement that such explanation shall be provided to the disability benefit Claimant free of charge upon request.

To the extent required by 29 CFR §2560.503-1, the Committee shall provide the denial notice in a culturally and linguistically appropriate manner.

(iii)If a claim for disability benefits is denied, a disability benefit Claimant or his duly authorized representative shall have one hundred eighty (180) days after receipt of such denial to petition the Committee in writing for a full and fair review of the denial, during which time the disability benefit Claimant or his duly authorized representative shall have the right to:

(A)Submit written comments, documents, records, and other information relating to the claim for benefits;

(B)Review all pertinent documents relating to the denial of the claim and submit any issues and comments, in writing, to the Committee;

(C)Be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for disability benefits; and

(D)Have the claim for review given a full and fair review, which review shall take into account all comments, documents, records, and other information submitted by the Member or his duly authorized representative

Annex I

relating to the disability benefit claim, without regard to whether such information was submitted or considered in the initial benefit determination.

The disability benefit claim shall be reviewed without deference to the initial adverse benefit determination and the review shall be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the appeal, nor the subordinate of such individual. In deciding an appeal of any adverse disability benefit determination that is based in whole or part on medical judgment, the appropriate named fiduciary shall consult with a health care professional who has appropriate training and experience in the field of medicine involved in the medical judgment. Any medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse disability benefit determination shall be identified, without regard to whether the advice was relied upon in making the benefit determination. The health care professional engaged for purposes of consultation shall be an individual who is neither an individual who was consulted in connection with the adverse benefit determination that is the subject of the appeal, nor the subordinate of any such individual.

(iv)The Committee shall provide the Member with written or electronic notification of the Plan's disability benefit determination on review. The Committee shall promptly review the claim and shall make a decision not later than forty-five (45) days after receipt of the written request for review, unless special circumstances require an extension of time for processing the claim. In which event, a decision shall be rendered as soon as possible, but not later than ninety (90) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the Claimant prior to the commencement of the extension.

(A)If applicable, before the Committee may issue an adverse disability benefit determination on review, the Committee will provide the Claimant, free of charge, with any new or additional evidence considered, relied upon, or generated by the Plan, insurer, or other person making the benefit determination (or at the direction of the Committee, insurer, or such other person) in connection with the claim and any new or additional rationale upon which the benefit determination is based. Such evidence will be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided to Claimant, to give the Claimant a reasonable opportunity to respond prior to that date.

(B)The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be

Annex I

understood by the disability benefit Claimant, with specific references to the Plan provisions on which the decision is based. In addition, in the case of an adverse disability benefit determination, the notification will set forth:

1)    A discussion of the adverse benefit determination decision, including an explanation of the basis for disagreeing with or not following (a) the views presented by the Claimant to the Plan of health care professionals treating the Claimant and vocational professionals who evaluated the Claimant; (b) the views of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and (c) a disability determination regarding the Claimant presented by the Claimant to the Plan made by the Social Security Administration.

2)    The specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist.

3)    A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant (as determined by reference to 29 CFR §2560.503-1(m)(8)) to the claim for benefits.

4)    An explanation of the specific or clinical judgment for the disability benefit determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided to the Claimant, without charge, upon request, if the denial is based on a medical necessity or experimental treatment or similar exclusion or limit.

To the extent required by 29 CFR §2560.503-1, the Committee shall provide the decision of review in a culturally and linguistically appropriate manner.

If a claim for benefits is denied or ignored, in whole or in part, the Member may file suit in a state or federal court, only after he has exhausted all administrative remedies under these procedures, including the use of the claims review procedure as described in Section 8.6. However, in order to file a suit in state or federal court, the Member must file the suit no later than one hundred eighty (180) days after the Committee makes a final determination to deny the claim.

Annex I

These administrative claims procedures shall be effective April 1, 2018 and shall remain in effect until revoked or amended by the Committee.

For the avoidance of doubt, the amendments to the Plan set forth in this instrument shall be inapplicable to the Grandfathered Subaccounts.

Capitalized terms used but not defined in this instrument shall have the meanings attributed to such terms in the Plan.